GUIDESTONE FUNDS

Value Equity Fund and Small Cap Equity Fund

Supplement dated February 6, 2008

to

Prospectus dated May 1, 2007 (as amended August 31, 2007)

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

At a special meeting held on January 24, 2008 (the “Meeting”) the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”) voted to terminate the sub-advisory agreement with Equinox Capital Management, LLC (“Equinox”) on behalf of the Value Equity Fund. Aronson+Johnson+Ortiz, LP, Barrow, Hanley, Mewhinney & Strauss, Inc., Northern Trust Investments, N.A. and TCW Investment Management Company (the “Value Equity Fund Sub-Advisers”) will continue to serve as sub-advisers to the Value Equity Fund. At the Meeting, the Board also voted to terminate the sub-advisory agreement with Lotsoff Capital Management (“Lotsoff”) on behalf of the Small Cap Equity Fund. Aronson+Johnson+Ortiz, LP, Lord, Abbett & Co. LLC, Provident Investment Counsel, Inc., TimeSquare Capital Management, LLC, Western Asset Management Company and Western Asset Management Company Limited (the “Small Cap Equity Fund Sub-Advisers”) will continue to serve as sub-advisers to the Small Cap Equity Fund.

GuideStone Capital Management, the investment adviser to the Trust, will reallocate the portion of the assets of the Value Equity Fund previously managed by Equinox to the Value Equity Fund Sub-Advisers and the portion of the assets of the Small Cap Equity Fund previously managed by Lotsoff to the Small Cap Equity Fund Sub-Advisers. The investment objective, policies and restrictions of the Value Equity and Small Cap Equity Funds will not change.

Under the sub-heading “Sub-Advisers”, the paragraphs titled “Equinox Capital Management, LLC” on page 117 and “ Lotsoff Capital Management” on page 119 should be deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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GUIDESTONE FUNDS

Value Equity Fund and Small Cap Equity Fund

Supplement dated February 6, 2008

to

Statement of Additional Information dated May 1, 2007 (as amended August 31, 2007)

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

In the section describing Control Persons of Sub-Advisers, the paragraphs titled “Equinox Capital Management, LLC” under the heading Value Equity Fund on page 42 and “Lotsoff Capital Management” under the heading Small Cap Equity Fund on page 44 should be deleted in their entirety.

In the Other Accounts Managed chart, the horizontal rows of information titled “Equinox Capital Management, LLC” on page 48 and “Lotsoff Capital Management” on page 50 should be deleted in their entirety.

In the section describing Portfolio Management Compensation, the paragraphs titled “Equinox Capital Management, LLC” on page 58 and “Lotsoff Capital Management” on page 61 should be deleted in their entirety.

In Appendix B — Proxy Voting, the paragraphs titled “Equinox Capital Management, LLC” on page B-6 and “Lotsoff Capital Management” beginning on page B-9 should be deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

i